DEFERRED POLICY ACQUISITION COSTS, DEFERRED SALES INDUCEMENTS AND VALUE OF BUSINESS ACQUIRED - Schedule of Projected VOBA Asset Amortization Expenses (Details) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Insurance [Abstract]
2025	$ 770
2026	707
2027	648
2028	600
2029	555
Thereafter	5,647
Total amortization expense	$ 8,927	$ 509	$ 404